IMPAIRMENT OF ASSETS - INTANGIBLE ASSETS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Disclosure of detailed information about intangible assets [line items]
Other gains (losses)	$ 372	$ 41,748
Description of key assumptions on which management has based cash flow projections	In the event of a 10% increase or decrease in the discount rate used to calculate the recoverable amount of the CGUs in each country, with the other variables remaining unchanged, the recoverable amount would still be higher than the corresponding carrying amount.	In the event of a 10% increase or decrease in the discount rate used to calculate the recoverable amount of the CGUs in each country, with the other variables remaining unchanged, the recoverable amount would still be higher than the corresponding carrying amount.